UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2012

MINDESTA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30651	11-3763974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (613) 241-9959

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 24, 2012, Mindesta Inc. (the “Company”) issued a press release (the “Press Release”) related to the previously-announced distribution of a majority of the Company’s shares of common stock in Northern Graphite Corporation. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1, the contents of which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 24, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINDESTA INC.

Date: January 24, 2012	By:	/s/ Gregory Bowes
Name: Gregory B. Bowes
Title: Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 24, 2012